PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve	¥ 17,348		¥ 17,348
Education development reserve	2,801		2,688
Total	¥ 20,149	$ 2,931	¥ 20,036